Exhibit 99.1

In Our Element

Pinnacle West Capital Corporation

Analyst Presentations May 2003

1

                                 IN OUR ELEMENT

                                    [PHOTO]

                                  Pinnacle West
                              Capital Corporation

                              Analyst Presentations
                                    May 2003

                           Forward-Looking Statements

This  presentation   contains   forward-looking   statements  based  on  current
expectations,  and the Company assumes no obligation to update these  statements or make any further  statements  on any of these  issues,  except as required by applicable law. Because actual results may differ materially from  expectations, the Company cautions readers not to place undue reliance on these statements.  A number  of  factors  could  cause  future  results  to  differ  materially  from historical  results, or from results or outcomes currently expected or sought by the Company.  These factors  include the ongoing  restructuring  of the electric industry;  including the introduction of retail electric  competition in Arizona and decisions  impacting  wholesale  competition;  the outcome of regulatory and legislative  proceedings  relating  to  the  restructuring;  state  and  federal regulatory and legislative decisions and actions, including price caps and other market constraints imposed by the FERC; regional economic and market conditions, including  the  California  energy  situation and  completion of generation  and transmission  construction in the region, which could affect customer growth and the cost of power  supplies;  the cost of debt and equity  capital and access to capital markets;  energy usage;  weather variations affecting local and regional customer  energy usage;  conservation  programs;  power plant  performance;  the successful completion of our generation construction program;  regulatory issues associated with generation construction , such as permitting and licensing;  our ability to compete successfully outside traditional regulated markets (including the wholesale market);our ability to manage our marketing and trading activities and the use of derivative contracts in our business;  technological developments in the electric industry; the performance of the stock market, which affects the
amount  of  our  required   contributions   to  our  pension  plan  and  nuclear
decommissioning  trust funds; the strength of the real estate market in SunCor's
market  areas,   which  include   Arizona,   New  Mexico  and  Utah;  and  other
uncertainties,  all of which  are  difficult  to  predict  and many of which are beyond our control.

                                                                               2

In Our Element

[PHOTO]

Capturing the benefits of superior growth...

Maintaining operational excellence...

Managing market risks and commodity exposure...

Navigating the regulatory landscape...

                                                                               3

Capturing the Benefits of Superior Growth

Leading 2002 Population Growth States

1
2
3
4
5
6
7
8
9
10

4

                   CAPTURING THE BENEFITS OF SUPERIOR GROWTH

                     LEADING 2002 POPULATION GROWTH STATES

                                     [MAP]

                                                                               4

Capturing the Benefits of Superior Growth

Leading 2002 Population Growth States

APS
2nd in
customer
growth
nationally
9
1
7
10
2
5
8
3

5

                    CAPTURING THE BENEFITS OF SUPERIOR GROWTH

                      LEADING 2002 POPULATION GROWTH STATES

                                      [MAP]

                                       APS
                                     2ND IN
                                    CUSTOMER
                                     GROWTH
                                   NATIONALLY

                                                                               5

Maintaining Operational Excellence

Improving Customer Efficiency

Cumulative Change
15%
12%
9%
6%
3%
0%
1999
2000
2001
2002
Average Customers
Employees

APS
1st in
customer
service
in the West

* JD Powers, March 2003

6

                       Maintaining Operational Excellence

                         IMPROVING CUSTOMER EFFICIENCY

                                CUMULATIVE CHANGE
                        ---------------------------------
                         1999     2000     2001     2002
                        ------   ------   ------   ------
Average Customers        0.00%    4.10%    7.90%   11.30%
Employees                0.00%    1.80%    5.30%    1.80%

                                       APS
                                     1ST IN
                                    CUSTOMER
                                     SERVICE
                                   IN THE WEST

* Source: JD Powers, March 2003

                                                                               6

Maintaining Operational Excellence

Generation

- Palo Verde remains the top power producer in the United States
- Fossil availability at record levels
- New plant construction on time and under budget

Delivery

- High customer growth
- Strong reliability
- Transmission and distribution expansion to meet growth and sustain reliability

7

                       Maintaining Operational Excellence

Generation                              Delivery

*    Palo Verde remains the             *    High customer growth
     top power producer in the
     United States                      *    Strong reliability

*    Fossil availability at             *    Transmission and
     record levels                           distribution expansion to
                                             meet growth and sustain
*    New plant construction on               reliability
     time and under budget

                                                                               7

$/MWh
250
200
150
100
50
0
2001
2002
2003
2004
2005
On-Peak Actual
On-Peak Forwards

8

                   MANAGING MARKET RISK & COMMODITY EXPOSURE
                      WESTERN POWER MARKETS SPARK SPREADS

                                     $/MWh
         --------------------------------------------------------------
         Date      On-Peak Actual            On-Peak Forwards      Date
         ----      --------------            ----------------      ----
         Jan-01        159.76
         Feb-01        178.44
         Mar-01        187.80
         Apr-01        182.97
         May-01        230.80
         Jun-01         61.28
         Jul-01         43.65
         Aug-01         30.09
         Sep-01         15.85
         Oct-01         12.56
         Nov-01          9.64
         Dec-01         13.13
         Jan-02          8.80
         Feb-02          8.78
         Mar-02         14.99
         Apr-02          8.86
         May-02          7.25
         Jun-02         15.20
         Jul-02         23.58
         Aug-02         11.39
         Sep-02         13.80
         Oct-02          7.93
         Nov-02         12.37
         Dec-02         10.51
         Jan-03          8.97
         Feb-03         11.64
         Mar-03         14.43
         Apr-03          9.90
                                                   9.31            May-03
                                                  18.69            Jun-03
                                                  29.21            Jul-03
                                                  31.24            Aug-03
                                                  18.36            Sep-03
                                                  12.20            Oct-03
                                                  12.46            Nov-03
                                                  13.32            Dec-03
                                                  12.51            Jan-04
                                                  12.40            Feb-04
                                                  10.61            Mar-04
                                                  10.29            Apr-04
                                                  13.30            May-04
                                                  17.49            Jun-04
                                                  25.94            Jul-04
                                                  30.76            Aug-04
                                                  17.71            Sep-04
                                                  12.05            Oct-04
                                                  11.30            Nov-04
                                                  11.39            Dec-04
                                                  11.70            Jan-05
                                                  11.32            Feb-05
                                                   9.86            Mar-05
                                                   9.35            Apr-05
                                                  11.86            May-05
                                                  15.56            Jun-05
                                                  20.14            Jul-05
                                                  24.48            Aug-05
                                                  13.18            Sep-05
                                                  10.29            Oct-05
                                                   9.50            Nov-05
                                                   9.62            Dec-05

ASSUMPTIONS: PALO VERDE ELECTRICITY, PERMIAN BASIS NATURAL GAS,
             7000 BTU/MWH HEAT RATE

                                                                               8

MWs
80,000
60,000
40,000
20,000
0
2003
2004
2005
2006
Existing Generation
New Generation
Peak Load with 16% reserves

9

                   MANAGING MARKET RISK & COMMODITY EXPOSURE
                  LONG-TERM SOUTHWEST REGIONAL ENERGY PROFILE

                                          MWs
                           ---------------------------------
                            2003     2004     2005     2006
                           ------   ------   ------   ------
Existing Generation        51,000   52,000   51,000   50,000
New Generation             13,000   16,000   18,000   19,000
Peak Load                  64,000   67,000   69,000   71,000

                                                                               9

MWs
8,000
6,000
4,000
2,000
0
2003
2004
2005
2006
APS Existing Resources
Track B Resources
Peak Load
with 15% reserves

                    MANAGING MARKET RISK & COMMODITY EXPOSURE
                          APS RESOURCES FOR RETAIL LOAD

                                           MW
                           ---------------------------------
                            2003     2004     2005     2006
                           ------   ------   ------   ------
APS Existing Resources      5,000    5,000    5,000    5,000
Track B Resources           1,800    1,800    1,800    1,700
Peak Load                   6,500    7,000    7,000    7,500

                                                                              10

Millions mmbtu
40
30
20
10
0
2003
2004
2005
2006
Projected
Hedge
Gas Requirements

                   MANAGING MARKET RISK & COMMODITY EXPOSURE
                     APS NATURAL GAS DEMAND FOR RETAIL LOAD

                                        Millions
                                         mmbtu
                           ---------------------------------
                                       Projected
                           ---------------------------------
                            2003     2004     2005     2006
                           ------   ------   ------   ------
Hedge                       25-30    25-30        0        0
Gas Requirements            30-35    30-35    30-35    30-35

                                                                              11

Navigating the Regulatory Landscape

Track A Decision
$125MM Financing Application
Track B Decision
$500MM Financing Application
Track B Procurement
Adjustment Mechanisms Docket
General Rate Case
Federal Issues
2002
2003
2004

12

                       Navigating the Regulatory Landscape

                                        Beginning                      Ending
                                        ---------                      ------
Track A Decision                       January 2002              September 10, 2002

$125MM Financing Application         November 8, 2002            November 22, 2002

Track B Decision                       January 2002                March 14, 2003

$500MM Financing Application        September 16, 2002             March 27, 2003

Track B Procurement                  February 27, 2003              July 1, 2003

Adjustment Mechanisms Docket           February 2002      August 2003, estimated completion

General Rate Case                        June 2003       December 2004, estimated completion

Federal Issues                           On Going                     On Going

                                                                              12

Navigating the Regulatory Landscape

Track A Decision
$125MM Financing Application
Track B Decision
$500MM Financing Application
Track B Procurement
Adjustment Mechanisms Docket
General Rate Case
Federal Issues
2002
2003
2004

13

                       Navigating the Regulatory Landscape

                                        Beginning                      Ending
                                        ---------                      ------
Track A Decision                       January 2002              September 10, 2002

$125MM Financing Application         November 8, 2002            November 22, 2002

Track B Decision                       January 2002                March 14, 2003

$500MM Financing Application        September 16, 2002             March 27, 2003

Track B Procurement                  February 27, 2003              July 1, 2003

Adjustment Mechanisms Docket           February 2002      August 2003, estimated completion

General Rate Case                        June 2003       December 2004, estimated completion

Federal Issues                           On Going                     On Going

                                                                              13

Navigating the Regulatory Landscape
Track B Procurement Needs

GWHs
APS Retail Energy Requirement
35,000
28,000
21,000
14,000
7,000
0
2003
2004
2005
2006
Remaining
Track B Results
APS Existing Resources

                       Navigating the Regulatory Landscape
                            Track B Procurement Needs

                         APS Retail Energy Requirement

                                                        GWHs
                                   ---------------------------------------------
                                    2003         2004         2005         2006
                                   ------       ------       ------       ------
APS Existing Resources             22,000       23,000       23,000       24,000
Track B Results                     1,900        3,000        2,900        2,700
Remaining                           2,000        1,200        3,000        3,400

                                                                              14

Navigating the Regulatory Landscape
Track B Procurement Contracts

MWs
2,000
1,500
1,000
500
0
2003
2004
2005
2006
PWEC
PPL EnergyPlus, LLC
Panda Gila River, LP

                      NAVIGATING THE REGULATORY LANDSCAPE
                          TRACK B PROCUREMENT CONTRACTS

                                                  MWHs
           ----------------------------------------------------------------------------------
                                                  2003
           ----------------------------------------------------------------------------------
                                                      Jul    Aug   Sept    Oct    Nov    Dec
           -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
PWEC                                                 1,700  1,700  1,700
PPL                                                    112    112    112
Panda                                                                       450    225    225

                                                  MWHs
           ----------------------------------------------------------------------------------
                                                  2004
           ----------------------------------------------------------------------------------
            Jan    Feb    Mar    Apr    May    Jun    Jul    Aug   Sept    Oct    Nov    Dec
           -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
PWEC                                          1,700  1,700  1,700  1,700
PPL                                             150    150    150    150
Panda        225    225    225    225    450                                450    225    225

                                                  MWHs
           ----------------------------------------------------------------------------------
                                                  2005
           ----------------------------------------------------------------------------------
            Jan    Feb    Mar    Apr    May    Jun    Jul    Aug   Sept    Oct    Nov    Dec
           -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
PWEC                                          1,700  1,700  1,700  1,700
PPL                                             150    150    150    150
Panda        225    225    225    225    450

                                                  MWHs
           ----------------------------------------------------------------------------------
                                                  2006
           ----------------------------------------------------------------------------------
            Jan    Feb    Mar    Apr    May    Jun    Jul    Aug   Sept    Oct    Nov    Dec
           -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
PWEC                                          1,700  1,700  1,700  1,700
PPL
Panda

                                                                              15

Navigating the Regulatory Landscape
Proposed Adjustment Mechanisms

Power Supply
Returning Customers
Competitive Rules Compliance
System Benefit

16

                       NAVIGATING THE REGULATORY LANDSCAPE
                         PROPOSED ADJUSTMENT MECHANISMS

Returning Customers

Power Supply

Competitive Rules Compliance

System Benefit

*    To allow timely recovery of certain costs

*    To be implemented through rate case decision

                                                                              16

                       NAVIGATING THE REGULATORY LANDSCAPE
                   2003 GENERAL RATE CASE OBJECTIVES & TIMING

*    Rate recognition of Pinnacle West Energy Arizona assets

*    "Recovery" issues

     -    $234M write off in 1999

     -    Costs for restructuring

*    Adjustment mechanisms implementation

*    Cost of service, cost allocation, and rate design issues

*    Required to file by June 30, 2003

*    Expect decision in 2004
                                                                              17

                       NAVIGATING THE REGULATORY LANDSCAPE
                                  FERC ISSUES

*    Gas pipeline contracts

*    California refund process

*    California and the Pacific Northwest bilateral power contracts

*    California "market manipulation" investigation+ and implications

----------
+    PNW/APS not named
                                                                              18

                               WE ARE & Will Be...

A vertically integrated utility in a high growth market area...

Sustaining exceptional operational performance...

Successfully managing risk in varying market conditions...

While remaining adept and agile in a dynamic regulatory environment.
                                                                              19

Focusing on the core business...

Maximizing the value of non-utility operations...

Maintaining financial strength and agility during regulatory transition...

Building long-term value for shareholders and customers...
                                                                              20

                          FOCUSING ON THE CORE BUSINESS
                   CONSOLIDATED EARNINGS DRIVERS 2003 VS. 2002

*    Retail customer sales growth (RNF)           $40 - 45M

*    SunCor                                             20M

*    Cost reductions                                    18M

*    Regulatory asset amortization                      17M

*    EITF 02-3 accrual effects                          10M

*    Higher gas and power costs                   (50 - 60M)

*    Pension & other related costs                     (17M)

*    Rate decrease                                     (16M)

*    Depreciation on regulated assets                   (8M)

* Estimated (after-tax effects)

                                                                              21

                          FOCUSING ON THE CORE BUSINESS
                   CONSOLIDATED EARNINGS DRIVERS 2003 VS. 2002

*    Surplus generation                                   +

*    New generation plant fixed costs                     -

*    APS Energy Services                                  -

*    Marketing & trading                                +/-

*    Weather, inflation, and all other                  +/-

2002 Non-recurring items

*    Accounting change                                  65M

*    NAC                                                35M

*    Cancellation of Redhawk 3 & 4                      30M

*    Voluntary severance                                22M

* Estimated (after-tax effects)

                                                                              22

                    MAINTAINING FINANCIAL STRENGTH & AGILITY
                       PARENT COMPANY DEBT REPAYMENT PLANS

                                   Sources
2003

*    $500M inter-company loan to APS

*    $80-$100M SunCor asset sales

2004

*    $80 - $100M SunCor asset sales

*    $100M Southern Nevada Water Authority

*    Short-term borrowings and $390M shelf capacity, as needed

                                      Uses
2003

*    $225M bridge debt, 7/30

*    $250M floating rate notes, 8/1

*    $25M private placement, 12/17

2004

*    $215M senior notes, 2/9

                                                                              23

Balancing Financial Strength & Growth

*Consolidated Debt Ratio**

2005 Target of 50%
60%
50%
40%
30%
2001
2002
2005

* Includes Palo Verde sale/leaseback

Capital Expenditures

$ Millions
1,200
900
600
300
0
2001
2002
2003
2004
2005
Other
PWEC Generation
APS Generation
Delivery

24

                     BALANCING FINANCIAL STRENGTH & GROWTH

                            CONSOLIDATED DEBT RATIO*

                               2005 Target of 50%

                              2001   2002   2005
                              ----   ----   ----
                               59%   57.7%    50%

* Includes Palo Verde sale/leaseback

                              CAPITAL EXPENDITURES
$ millions

                         2001     2002     2003     2004    2005
                         ----     ----     ----     ----    ----
Delivery                 354      369      273      275     329
APS Generation           117      132      123       99     164
PWEC Generation          533      374      268       31      20
Other                     45      109       86       41      39

                                                                              24

Maintaining Cash Flow Strength
Cash Interest Coverage

Pinnacle West
Times
7
6
5
4
3
2
1
0
1999
2000
2001
2002

APS
Times
7
6
5
4
3
2
1
0
1999
2000
2001
2002

25

                         MAINTAINING CASH FLOW STRENGTH
                             CASH INTEREST COVERAGE

                                  PINNACLE WEST

                            1999   2000   2001   2002
                            ----   ----   ----   ----
                            5.01   5.16   5.02   5.31

                                      APS

                            1999   2000   2001   2002
                            ----   ----   ----   ----
                            5.23   5.68   5.96   6.92

                                                                              25

                      CREATING LONG-TERM SHAREHOLDER VALUE
                         TOP DIVIDEND GROWTH 1998 - 2002

                                                                 5 yr CAGR
                                                                 ---------
Pinnacle West Capital                                              7.20%
Energy East Corporation                                            6.50%
PP&L Resources, Inc.                                               5.30%
Vectren Corporation                                                4.40%
FPL Group, Inc.                                                    3.90%
NiSource Inc.                                                      3.90%
TECO Energy, Inc.                                                  3.80%
Pub. Svc. Enterprise Group                                         2.90%
NSTAR                                                              2.80%
Cleco Corporation                                                  2.60%
WPS Resources Corp.                                                2.00%
Allete                                                             1.50%
Consolidated Edison Co of NY                                       1.10%
Southern Company                                                   1.10%
DPL Incorporated                                                   0.70%
Great Plains Energy                                                0.50%
Hawaiian Electric Indus                                            0.30%
CH Energy Group                                                    0.20%
Ameren Corporation                                                 0.00%
American Electric Power                                            0.00%
Cinergy Corporation                                                0.00%
Dominion Resources                                                 0.00%
DTE Energy                                                         0.00%
Duke Energy                                                        0.00%
FirstEnergy Corporation                                            0.00%
Idacorp                                                            0.00%
KeySpan Energy                                                     0.00%
OGE Energy                                                         0.00%
Public Svc. Of New Mexico                                          0.00%
Unisource                                                          0.00%
Exelon Corp.                                                      -0.40%
Progress Energy, Inc.                                             -2.90%
SCANA Corporation                                                 -3.00%
Entergy Corporation                                               -4.90%
DQE Incorporated                                                  -7.00%
Sempra Energy                                                     -8.50%
Pepco Holdings, Inc.                                              -9.60%
CMS Energy                                                        -9.70%
Constellation Energy Group                                       -10.20%
Westar Energy                                                    -10.60%
Puget Sound Power & Light                                        -11.50%
Xcel Energy                                                      -11.90%
Wisconsin Energy Corp.                                           -12.30%
Alliant Energy                                                   -12.90%
Centerpoint Energy                                               -16.00%
Avista Corporation                                               -17.30%
TXU Corp.                                                        -25.60%

                                                                              26

EPS Growth
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
PNW
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
Dividend Growth

Source: Regulatory Research Associates

27

                      CREATING LONG-TERM SHAREHOLDER VALUE
                TOP QUARTILE EPS AND DIVIDEND GROWTH 1998 - 2002

Dividend Growth     EPS Growth
---------------     ----------
      7.20%           6.10%       Pinnacle West Capital
      1.50%          -7.40%       Allete
    -12.90%          -7.60%       Alliant Energy
      0.00%           1.30%       Ameren Corporation
      0.00%          -1.60%       American Electric Power
    -17.30%         -14.50%       Avista Corporation
    -16.00%          -6.80%       Centerpoint Energy
      0.20%          -2.60%       CH Energy Group
      0.00%           3.10%       Cinergy Corporation
      2.60%          -8.10%       Cleco Corporation
      1.10%           1.20%       Consolidated Edison Co of NY
    -10.20%           2.00%       Constellation Energy Group
      0.00%          10.00%       Dominion Resources
      0.70%          -9.70%       DPL Incorporated
     -7.00%         -13.10%       DQE Incorporated
      0.00%           6.40%       DTE Energy
      0.00%          -7.60%       Duke Energy
      6.50%          -9.10%       Energy East Corporation
     -4.90%          11.50%       Entergy Corporation
     -0.40%          21.60%       Exelon Corp.
      0.00%           6.40%       FirstEnergy Corporation
      3.90%           6.10%       FPL Group, Inc.
      0.50%           4.60%       Great Plains Energy
      0.30%           1.50%       Hawaiian Electric Indus.
      0.00%          -6.80%       Idacorp
      0.00%           3.50%       KeySpan Energy
      3.90%           5.90%       NiSource Inc.
      2.80%           4.00%       NSTAR
      0.00%          -0.90%       OGE Energy
     -9.60%           0.90%       Pepco Holdings, Inc.
      5.30%          12.10%       PP&L Resources, Inc.
     -2.90%           7.60%       Progress Energy, Inc.
      2.90%           7.00%       Pub. Svc. Enterprise Group
      0.00%          -3.00%       Public Svc. Of New Mexico
    -11.50%          -4.40%       Puget Sound Power & Light
     -3.00%           4.60%       SCANA Corporation
     -8.50%           7.90%       Sempra Energy
      1.10%           2.30%       Southern Company
      3.80%           3.30%       TECO Energy, Inc.
    -25.60%          -6.50%       TXU Corp.
      0.00%          -0.10%       UIL Holdings
      4.40%          -2.80%       Vectren Corporation
    -12.30%          17.60%       Wisconsin Energy Corp.
      2.00%           5.90%       WPS Resources Corp.
    -11.90%          -4.10%       Xcel Energy

Source: Regulatory Research Associates

                                                                              27

                      SHAPING ISSUES AFFECTING OUR INDUSTRY

*    Industry risk

*    Cyclical nature of the industry

*    Public power

*    Distinct, independent markets

*    Customer responsibility and community relations

*    Arizona regulatory and political perspectives

*    Federal legislative and regulatory issues

*    Governance and investor confidence
                                                                              28

"We'll continue to concentrate primarily on our core business in an area our employees know well -- Arizona and the western U.S. power markets -- with a combination of customer focus, exceptional operational performance and financial strength."

                                             -- Pinnacle West 2002 Annual Report
                                                Letter to Shareholders

                                                                              29

[PHOTO]

                                                                              30